SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/X/    Preliminary Proxy Statement
/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))
/ /    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                                 CMG FUND TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         1)     Title of each class of securities to which transaction applies:

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         2)     Aggregate number of securities to which transaction applies:

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         3)     Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)     Proposed maximum aggregate value of transaction:

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         5)     Total fee paid:

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/ /     Fee paid previously with preliminary materials.
/ /     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:

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         2)     Form, Schedule or Registration Statement No.:

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         3)     Filing Party:

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         4)     Date Filed:
                           -----------------------------------------------------

                 IMPORTANT NEWS FOR CMG FUND TRUST SHAREHOLDERS

Dear CMG Fund Trust Shareholder,

The CMG Fund Trust (the "Trust") will hold a special meeting of shareholders on October 7, 2003 at 10:30 a.m. (Pacific Coast Time). At this meeting, you will be asked to vote on a proposal regarding the Trust. The proposal is to elect nine new trustees and [three] of the now-serving trustees of the boards of the Trust. Because of the increase in size and complexity of the Trust and the increase in responsibility of board members imposed by recent legislative and regulatory actions, the board believes it is appropriate to increase the size of the board. To facilitate the expansion, the Board is proposing that the Trust's board be consolidated with the Liberty Funds board of trustees. The Liberty Funds are a mutual fund complex advised by the same investment adviser that advises the Trust, Columbia Management Advisors, Inc. Two of the Trust's trustees, Mr. Simpson and Mr. Woolworth, will be joining the Liberty Fund's board of trustees. The consolidation would allow the Trust to expand the board with individuals possessing a broad wealth of experience in the mutual fund industry, as well as with issues of concern to the Trust at this time.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL


This special meeting will be held at the Portland Art Museum's Whitsell Auditorium (located at SW Park and SW Madison, Portland, Oregon). It is very important that you vote your shares at your earliest convenience. The Trust has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to October 7th, shareholders who have not yet voted may receive a call from Georgeson Shareholders Communications reminding them to vote.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP THE TRUST AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

If you have any questions regarding the Proxy Statement, please call Georgeson Shareholder Communications at (866) 238-4083.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,


Jeff B. Curtis
President

                                      Q & A


         VOTING THE PROPOSAL UNDER THE CMG FUND TRUST PROXY SOLICITATION

The following questions and answers provide an overview of the key features of the proposals and of the information contained in this Proxy Statement. Please review the full Proxy Statement prior to casting your vote.

1. WHAT IS BEING PROPOSED?

PROPOSAL NO. 1: The Board of Trustees (the "Board") of the CMG Fund Trust (the "Trust") is proposing the election of nine new trustees as well as [three] of the now-serving trustees of the Trust's Board.

2. WHY IS THE ELECTION OF TRUSTEES BEING PROPOSED?

The Board currently has four trustees (Messrs. Patrick J. Simpson, Richard L. Woolworth, Charles R. Nelson and James C. George). Pursuant to the Trust retirement policy, Mr. George will resign from the Board after the regular meeting scheduled to be held July 2004.

Due to the size and complexity of the Trust, as well as recent legislative and regulatory changes, the Board believes it would be appropriate to increase the size of the Board. It proposes that the expansion be accomplished by electing to the Board the current directors/trustees of the Liberty Funds, a mutual fund complex also advised by Columbia Management Advisors, the Trust's adviser. The new trustees would, among other things, add to the Board's experience in evaluating distribution and consolidation issues that are of importance to the Trust. Two of the Trust's trustees, Mr. Simpson and Mr. Woolworth, will be joining the Liberty Fund's board of directors. In addition, legislative and regulatory changes have increased the responsibility of mutual fund boards. By expanding the Board, the trustees will have the flexibility to appoint special committees to focus on specific matters.

Please review the Proposal No. 1 section of this Proxy for more information regarding trustees' terms and the rights of the Board of the Trust regarding the election of trustees.

3. HOW MANY VOTES ARE REQUIRED TO ELECT THE NEW TRUSTEES?

If a quorum of shareholders is present at the Special Meeting, the 12 nominees who receive the greatest number of votes cast at that meeting will be elected trustees. Please note that if you send in a signed proxy card but you give no voting instructions, your shares will be voted FOR the nominees proposed by the Board.

The Trust's Board recommends that you vote "FOR" the election of each of the nominees under proposal 1.

4. WHY SHOULD I VOTE ON THESE PROPOSALS?

As part owner of the Trust, it is important that you are represented in the voting. For this reason, the services of a professional proxy solicitor have been retained to contact all CMG Fund Trust shareholders. If we do not receive a ballot from you, it is possible that you will receive a call or letter from our solicitor requesting you to vote.

5. HAS THE BOARD OF TRUSTEES APPROVED THIS PROPOSAL?

Yes, the Board has reviewed the proposal and believes it is in the best interests of the shareholders. The Board unanimously recommends that you vote "FOR" for the proposal before you.

6. WHOM DO I CALL FOR MORE INFORMATION?

You may call a representative at (866) 238-4083 for assistance.

                            CMG STRATEGIC EQUITY FUND
                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                               CMG SMALL CAP FUND
                            CMG SHORT TERM BOND FUND
                        CMG FIXED INCOME SECURITIES FUND
                               CMG HIGH YIELD FUND
                            CMG ENHANCED S&P 500 FUND
                            CMG SMALL CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                           [CMG LARGE CAP VALUE FUND]
                           [CMG LARGE CAP GROWTH FUND]

                         -------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         -------------------------------


To the Shareholders:


         Notice is given that CMG Fund Trust (the "Trust") will hold a special meeting of shareholders (the "Special Meeting") of CMG Strategic Equity Fund, CMG Small Cap Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Short Term Bond Fund, CMG High Yield Fund, CMG Fixed Income Securities Fund, CMG Enhanced S&P 500 Fund, CMG Small Cap Value Fund, CMG Small Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Large Cap Value Fund, and CMG Large Cap Growth Fund (each a "Fund" and together the "Funds") at the Portland Art Museum's Whitsell Auditorium (located at SW Park and SW Madison, Portland, Oregon) on October 7, 2003 at 10:30 a.m., Pacific Time, for the following purposes:

         1. Election of Trustees. To elect a Board of Trustees of the Trust.

         2. Other Business. To transact any other business that properly comes before the Special Meeting or any adjournment or adjournments thereof.

         Shareholders of record at the close of business on August [__], 2003 are entitled to receive notice of and to vote at the Trust's Special Meeting and any adjournment thereof.


                                           By Order of the Board of Trustees

                                           /s/ Mark A. Wentzien
                                           Mark A. Wentzien

                                           Secretary

_____________________, 2003
Portland, Oregon

                             YOUR VOTE IS IMPORTANT

         YOU WILL RECEIVE A PROXY CARD. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" THE PROPOSAL.

                      INSTRUCTIONS FOR EXECUTING PROXY CARD

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card[s] properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:

         Registration               Valid Signature

CORPORATE ACCOUNTS
 (1) ABC Corp............................John Doe, Treasurer
 (2) ABC Corp
     c/o John Doe, Treasurer.............John Doe, Treasurer
 (3) ABC Corp. Profit Sharing Plan.......John Doe, Trustee

TRUST ACCOUNTS
 (1) ABC Trust...........................Jane Doe, Trustee
 (2) Jane Doe, Trustee
         u/t/d 12/28/78..................Jane Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John Smith, Cust
         f/b/o John Smith, Jr. UGMA......John Smith
(2) John Smith Jr........................John Smith Jr., Executor

                            CMG STRATEGIC EQUITY FUND
                             CMG SMALL/MID CAP FUND
                          CMG INTERNATIONAL STOCK FUND
                               CMG SMALL CAP FUND
                            CMG SHORT TERM BOND FUND
                        CMG FIXED INCOME SECURITIES FUND
                               CMG HIGH YIELD FUND
                            CMG ENHANCED S&P 500 FUND
                            CMG SMALL CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                           [CMG LARGE CAP VALUE FUND]
                           [CMG LARGE CAP GROWTH FUND]

                       -----------------------------------

                                 PROXY STATEMENT

                       -----------------------------------


                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 7, 2003


         This Joint Proxy Statement and form of proxy enclosed are furnished in connection with a solicitation of proxies by the Board of Trustees of CMG Fund Trust (the "Trust") to be voted at the special meeting of shareholders (the "Special Meeting") of CMG Strategic Equity Fund, CMG Small Cap Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Short Term Bond Fund, CMG High Yield Fund, CMG Fixed Income Securities Fund, CMG Enhanced S&P 500 Fund, CMG Small Cap Value Fund, CMG Small Cap Growth Fund, CMG Mid Cap Value Fund and CMG Mid Cap Growth Fund, CMG Large Cap Value Fund, and CMG Large Cap Growth Fund (each a "Fund" and collectively the "Funds"), to be held on October 7, 2003 at 10:30 a.m., at the Portland Art Museum's Whitsell Auditorium (located at SW Park and SW Madison, Portland, Oregon), for the purposes set forth in the accompanying Notice of Special Meetings of Shareholders.

         The Trust is a registered open-end, management investment company under the Investment Company Act of 1940 (the "40 Act") and is organized as an Oregon business trust. The Trust is comprised of the Funds, all of which are the subject of this Proxy Statement. Each Fund is a separate series of the Trust. Within the Trust there are 20 seperate series of which only the Funds are operational as of the date of this Joint Proxy Statement.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named in the proxy cards will vote the shares represented by the proxy in accordance with the instructions marked on the proxy cards. Executed proxies that are unmarked will be voted for approval of the proposals described in this Joint Proxy Statement.

         This Joint Proxy Statement and the related Notice of Special Meeting are expected to be first mailed to shareholders of record on or about __________________, 2003. The principal executive offices of the Trust are located at 1300 SW Sixth Avenue, Portland, Oregon 97201-5601. Copies of the Funds' most recent Annual and Semi-Annual Reports are available upon request, without charge, by (i) writing to the Trust at Columbia Financial Center, P.O. Box 1350, Portland, Oregon 97207-1350, (ii) calling toll free 1-800-547-1037, or
(iii) visiting the Securities and Exchange Commission's Web site at www.sec.gov.

                        PROPOSALS APPLICABLE TO EACH FUND

         The following table summarizes the proposals applicable to each Fund:

PROPOSAL #    PROPOSAL DESCRIPTION                  APPLICABLE FUND(S)      PAGE
----------    --------------------                  ------------------      ----
    1.        To elect as trustees the nominees     All                     [__]
              presented in Proposal 1


                       SHARES ENTITLED TO VOTE AND QUORUM

         The holders of record of shares (the "Shareholders") of each Fund as of the close of business on August [__], 2003, the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for each fractional share. The table below sets forth the number of shares outstanding for each Fund as of the Record Date.

                                                           NUMBER OF SHARES
        NAME OF FUND                                          OUTSTANDING

        CMG Strategic Equity Fund
        CMG Small/Mid Cap Fund
        CMG Small Cap Fund
        CMG International Stock Fund
        CMG Short Term Bond Fund
        CMG Fixed Income Securities Fund
        CMG High Yield Fund
        CMG Enhanced S&P 500 Fund
        CMG Small Cap Value Fund
        CMG Small Cap Growth Fund
        CMG Mid Cap Value Fund
        CMG Mid Cap Growth Fund
        [CMG Large Cap Value Fund]
        [CMG Large Cap Growth Fund]

         A quorum for the conduct of business at the Special Meeting requires the presence, in person or by proxy, of holders of 30 percent of the outstanding shares of the Trust. If a quorum to transact business or the vote required to approve any proposal described in this Proxy Statement is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a total of not more than 120 days in the aggregate to obtain a quorum or to permit further solicitation of proxies. Any such adjournment may be approved by the affirmative vote of the holders of a majority of shares of all Funds (voting together as a single group) present in person or by proxy at the Special Meeting, even though less than a quorum. The persons named as proxies will vote the shares represented by the proxy upon such proposal as determined in their discretion.

         If a proxy is properly executed and returned and includes instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" any proposal or adjournment to permit further solicitation of proxies.

         Shareholders can vote by marking the enclosed proxy card(s) and returning the card(s) in the postage-paid envelope or by following the instructions on the enclosed voter instruction insert. Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

     o By written notice of the proxy's revocation to Mark A. Wentzien, Secretary of the Trust, at the above address prior to the Special Meeting;
     o By the subsequent execution and return of another proxy prior to the Special Meeting; or
     o By voting in person at the Special Meeting and giving oral notice of revocation to the Chairman of the Special Meeting.

         A shareholder who attends the Special Meeting, however, is not required to revoke the proxy and vote in person. Each valid, unrevoked proxy will be voted at the Special Meeting in accordance with the instructions given in the proxy. If no instructions are given, shares represented by the proxy will be voted for the nominees for trustee named in this Proxy Statement.


              PRINCIPAL SHAREHOLDERS AND SHARES HELD BY MANAGEMENT

         Attached as Exhibit A is a list of all persons known by the Trust to be the record or beneficial owners of 5% or more of the outstanding shares of any Fund in the Trust as of the Record Date. Exhibit A also shows the number of shares of each Fund in the Trust owned by each trustee and by all trustees, nominees and officers of the Trust as a group as of the Record Date.


                             SOLICITATION OF PROXIES

         Columbia Management Advisors, Inc. (the "Adviser"), located at 1301 SW Fifth Avenue, Portland, Oregon 97201, serves as the investment adviser for each of the Funds.

         In addition to solicitations of proxies by mail, proxies may be solicited by officers and employees of the Adviser, personally or by telephone or electronically, without additional compensation. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the shares held in their names. In addition, the Trust has hired an unaffiliated proxy solicitor, Georgeson Shareholder Communications, Inc. ("Georgeson"), to assist in the solicitation of proxies. The estimated costs of Georgeson's services to the Trust will be $3,750. All costs of printing and mailing proxy materials and the costs and expenses of holding the Special Meeting, including all amounts paid to Georgeson, will be paid by the [Trust/Adviser?].

PROPOSAL NO. 1:            TO ELECT TRUSTEES OF THE TRUST

         The first proposal to be considered at the Special Meeting is the election of trustees of each Fund. The purpose of the proposal is to elect nine new trustees, as well as [three] of the incumbent trustees, to the Trust's Board of Trustees (the "Board"). None of the nominees listed below, except for Messrs. Charles R. Nelson, Patrick J. Simpson and Richard L. Woolworth, now serves as a trustee of any Fund. Each of the incumbent trustees was previously elected to the Boards by the shareholders and currently oversees the 14 portfolios of the Trust and the 15 Columbia funds
(the "Columbia Funds"). Each of the Columbia Funds is also managed by the Adviser. Each of Mr. Nelson and the proposed nine new trustees now serve on the Boards of Trustees of funds and portfolios managed by the Adviser, or affiliates of the Adviser (the "Liberty Funds").

         The Board currently has four directors. Under the Board retirement policy, each trustee of the Trust must agree to resign as of the end of the first regular Board meeting following the director's 72nd birthday. Pursuant to this policy, Mr. J. Jerry Inskeep, Jr. resigned from the Board on April 30, 2003, and Mr. James C. George is required to resign from the Board after the regular Board meeting currently scheduled to be held in July 2004. As a result, absent further action, the number of trustees on the Board will be reduced to three by July 2004.

         The Board believes that it would be appropriate to replace the two retiring trustees. In addition, because of the increase in size and complexity of the Trust over the past year and because of the increase in the responsibilities of fund directors generally imposed by recent legislative and regulatory actions, the Board believes that it would be appropriate to augment the size of the Board beyond five trustees. The Board recognizes that the identification, recruitment and assimilation of additional qualified directors would likely take significant time and require an increase in the trustees' current compensation levels.

         To facilitate the expansion of the Board, the Adviser has suggested that the members of the Board be combined with those of the Liberty Funds boards. The combination would be accomplished by electing the nine members of the Liberty Funds boards to the Trust's board of trustees (and the boards of directors of each of the Columbia Funds) and electing Messrs. Simpson and Woolworth to the Liberty Funds boards. The end result would be to have the same members serve on each of the several boards of the Trust, the Columbia Funds and the Liberty Funds.

         The proposed combination would permit the boards of the Trust and the Liberty Funds to meet concurrently and to develop uniform policies and procedures. The nine new trustees would add to the Board their expertise and the experience they have gained from serving on the boards of the Liberty Funds. Although the combined board would have more funds to oversee, the larger boards would have the flexibility to appoint special committees to focus on specific matters. For example, it is anticipated that the consolidated boards would delegate certain responsibilities to separate audit, governance, contracts and investments committees. Additionally, combining the boards may result in economies of scale, reducing fixed costs associated with the Boards. Accordingly, it is expected that the combined boards would require only one independent counsel and that the Trust's share of the compensation paid to the directors and trustees of the combined boards would be lower than the compensation that would be payable to the trustees of the Trust if there were no consolidation and additional trustees were added.

         Following the consolidation, the nine new trustees would represent 75% of the Board. Since Board action normally requires a majority vote, the new nominees would effectively control the Board. Matters on which fund boards typically vote include changes to the adviser and the advisory contract, agreements with the transfer agent, custodian, administrator and other service providers, appointment of independent auditors and counsel, adoption of investment and other policies, and approval of fund mergers. Although Messrs. Nelson, Simpson and Woolworth would continue as members of the combined Boards, they would no longer be able to carry the vote on any of these or other matters. Of course, the new trustees would have the same fiduciary duty to the Trust's shareholders as the continuing members, and approval of certain of the matters described above would require separate shareholder approval.

         To provide assurance to the shareholders of the Trust, Columbia Management Group ("CMG"), the parent of the Adviser, has represented to the Trust, among other things, that there will be no material change in the investment management, distribution, administrative or shareholder services provided to the Trust as a result of the proposed combination, without prior discussion with the Board. Additionally, when the combination is completed, Mr. George has agreed to resign. CMG has agreed to pay Mr. George a retirement payment equal to [___________________].

         The Board met in person or by telephone on [seven] occasions from January 30, 2003 to August ___, 2003 to discuss the proposed consolidation. Members of the Board, including a special committee comprised of Messrs.
Simpson and Woolworth, also met with members of the Liberty Funds boards on May 6 and 7, 2003 and August 12 and 13, 2003. On the basis of these meetings and the information and representations provided by the Adviser and its parents, the Board unanimously approved the combination and determined to recommend the combination to the shareholders of the Trust.

         The Investment Company Act of 1940 (the "1940 Act") generally provides that at all times a majority of trustees of the Trust must be elected by shareholders and that new trustees cannot be elected by a board of trustees to fill vacancies unless, after the election, two-thirds of the trustees have been elected by shareholders. To assure compliance with the two-thirds requirement of the 1940 Act, shareholders are being asked to elect the [three] incumbent trustees and the nine new nominees.

         Each of the nominees has agreed to serve if elected. If a nominee declines to serve before the meeting or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee. If elected, the nominees will hold office until the next meeting of shareholders at which trustees are elected and until their successors are elected and qualified. Mr. George plans to resign as a trustee on the date the nominees are elected.

         As permitted under Oregon law, the Trust is not required to hold, and does not anticipate holding, annual meetings. Thus, the trustees will be elected for indefinite terms. Any trustee may resign, however, and any director may be removed at any meeting of shareholders called for that purpose by at least a majority of the votes entitled to be cast for the election of trustees. If a vacancy exists for any reason, the remaining trustees may fill the vacancy by electing another trustee so long as two-thirds of the trustees have been elected by shareholders. If at any time less than a majority of the trustees holding office have been elected by shareholders, the trustees then in office will call a shareholders' meeting within 60 days for the purpose of electing trustees. As a condition to election as a trustee, in accordance with the Board's retirement policy, each nominee will be required to submit in writing a resignation as a trustee that becomes effective as of the adjournment of the first regularly scheduled meeting of the trustees following the trustee's 72nd birthday.

         The Board met five times during 2002. Each incumbent trustee attended all of these meetings other than Mr. Nelson, who was not elected to the Board until January 2003. The Board has three standing committees composed exclusively of all the Trust's disinterested trustees, the Audit Committee, the Compensation Committee and the Nominating Committee. The Audit Committee considers and engages, on an annual basis, the Trust's independent auditors, reviews with management and the independent auditors the financial statements included in the Fund's Annual Report to Shareholders, and generally oversees the audit process. The Audit Committee held one meeting in 2002. The Compensation Committee is responsible for determining trustee compensation. The Compensation Committee held one meeting in 2002. The Nominating Committee is responsible for selecting and nominating candidates for election to serve as trustees. The Nominating Committee held one meeting in 2002 and will not consider nominees recommended by shareholders of Funds in the Trust.

         Set forth below are the 12 nominees for election as trustees of the Trust (the "Nominees"), together with information about them. Other trusteeships include positions of director, general partner or director of companies that are required to file reports with the Securities and Exchange Commission (the "SEC"), other than registered investment companies in the Fund Complex.

DISINTERESTED NOMINEES

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                  FUND COMPLEX           OTHER
   NAME, ADDRESS AND AGE        POSITION(S)     TERM OF OFFICE      PRINCIPAL OCCUPATION(S)        OVERSEEN BY       DIRECTORSHIPS
                              HELD WITH FUNDS    AND LENGTH OF        DURING PAST 5 YEARS          TRUSTEE OR           HELD BY
                                                 TIME SERVED*                                        NOMINEE          TRUSTEE***
Douglas A. Hacker (1)         New Nominee             N/A        Executive Vice President -     114                None
P.O. Box 66100                                                   Strategy of United Airlines
Chicago, IL 60666                                                (airline) since December
(47 years old)                                                   2002 (formerly President of
                                                                 UAL Loyalty Services from
                                                                 September 2001
                                                                 to December 2002; Executive
                                                                 Vice President
                                                                 and Chief Financial
                                                                 Officer of United Airlines
                                                                 from March 1993
                                                                 to September 2001.
Janet Langford Kelly  (1)     New Nominee             N/A        Executive Vice President -     114                None
One Kellogg Square                                               Corporate Development and
Battle Creek, MI 49016                                           Administration, General
(45 years old)                                                   Counsel and Secretary,
                                                                 Kellogg Company
                                                                 (food manufacturer)
                                                                 since September
                                                                 1999; (formerly
                                                                 Senior Vice President,
                                                                 Secretary and General
                                                                 Counsel, Sara
                                                                 Lee Corporation
                                                                 (branded, packaged,
                                                                 consumer-products
                                                                 manufacturer) from January
                                                                 1995 to September 1999).
Richard W. Lowry (1) (2)      New Nominee             N/A        Private investor since         116                None
10701 Charleston Dr.                                             August 1987 (formerly
Vero Beach, FL 32963                                             Chairman and Chief Executive
(67 years old)                                                   Officer, U.S. Plywood
                                                                 Corporation (building
                                                                 products manufacturer)).
Charles R. Nelson (1)         Director          Served for       Professor of Economics,        114                None
Department of Economics                         1 year           University of Washington,
University of Washington                                         since January 1976; Ford and
Seattle, WA 98195                                                Louisa Van Voorhis Professor
(60 years old)                                                   of Political Economy,
                                                                 University of Washington,
                                                                 since September
                                                                 1993; Director,
                                                                 Institute for Economic

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                  FUND COMPLEX           OTHER
   NAME, ADDRESS AND AGE        POSITION(S)     TERM OF OFFICE      PRINCIPAL OCCUPATION(S)        OVERSEEN BY       DIRECTORSHIPS
                              HELD WITH FUNDS    AND LENGTH OF        DURING PAST 5 YEARS          TRUSTEE OR           HELD BY
                                                 TIME SERVED*                                        NOMINEE          TRUSTEE***

                                                                 Research, University of
                                                                 Washington, since September
                                                                 2001; Adjunct
                                                                 Professor of Statistics,
                                                                 University of Washington
                                                                 since September 1980; Associate
                                                                 Editor, Journal of Money Credit
                                                                 and Banking, since September
                                                                 1993;consultant on
                                                                 econometric and statistical
                                                                 matters.
John J. Neuhauser (1)(2)(3)   New Nominee             N/A        Academic Vice President and    117                Saucony, Inc.
84 College Road                                                  Dean of Faculties since                           (athletic
Chestnut Hill, MA 02467-3838                                     August 1999, Boston College                       footwear);
(60 years old)                                                   (formerly Dean, Boston                            SkillSoft Corp.
                                                                 College School of Management                      (E-Learning).
                                                                 from September 1977 to
                                                                 September 1999).
Patrick J. Simpson (1)        Director          Served for 2     Lawyer, Perkins Coie LLP       117                None
1211 S.W. 5th Avenue                            Years
Suite 1500
Portland, OR 97204
(58 years old)

Thomas E. Stitzel (1)         New Nominee             N/A        Business consultant since      114                None
2208 Tawny Woods Pl.                                             1999 (formerly Professor of
Boise, ID 83706                                                  Finance from 1975 to 1999
(67 years old)                                                   and Dean from 1977 to 1991,
                                                                 College of Business, Boise
                                                                 State University); Chartered
                                                                 Financial Analyst.
Thomas C. Theobald (1)        New Nominee             N/A        Managing Director, William     114                Anixter
27 West Monroe Street,                                           Blair Capital Partners                            International
Suite 3500                                                       (private equity investing)                        (network support
Chicago, IL 60606                                                since September 1994.                             equipment
(68years old)                                                                                                      distributor),
                                                                                                                   Jones Lang
                                                                                                                   LaSalle
                                                                                                                   (real estate
                                                                                                                   management
                                                                                                                   services)
                                                                                                                   and MONY Group
                                                                                                                   (life insurance).
Anne-Lee Verville (1)(3)      New Nominee             N/A        Author and speaker on          115                Chairman of the
359 Stickney Hill Road                                           educational systems needs                         Board, Enesco
Hopkinton, NH 03229                                              (formerly General Manager,                        Group, Inc.
(58years old)                                                    Global Education Industry                         (designed,
                                                                 from 1994 to 1997, and                            imported, and
                                                                 President, Applications                           distributed
                                                                 Solutions Division from 1991                      giftware and
                                                                 to 1994, IBM Corporation                          collectibles).

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                  FUND COMPLEX           OTHER
   NAME, ADDRESS AND AGE        POSITION(S)     TERM OF OFFICE      PRINCIPAL OCCUPATION(S)        OVERSEEN BY       DIRECTORSHIPS
                              HELD WITH FUNDS    AND LENGTH OF        DURING PAST 5 YEARS          TRUSTEE OR           HELD BY
                                                 TIME SERVED*                                        NOMINEE          TRUSTEE***

                                                                 (global education and global
                                                                 applications).
Richard L. Woolworth(1)       Director          Served for 12    Chairman/CEO, The Regence      114                The Regence
100 S.W. Market St. #1500                       Years            Group                                             Group, Regence
Portland, OR 97207                                                                                                 BlueCross
(60 years old)                                                                                                     BlueShield of
                                                                                                                   Oregon; NW
                                                                                                                   Natural, a
                                                                                                                   natural gas
                                                                                                                   service provider



INTERESTED NOMINEES

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN          OTHER
                                POSITION(S)    TERM OF OFFICE                                     FUND COMPLEX       DIRECTORSHIPS
    NAME, ADDRESS AND AGE        HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN BY          HELD BY
                                   FUNDS         TIME SERVED          DURING PAST 5 YEARS            TRUSTEE          TRUSTEE***

William E. Mayer (1)(2)(4)     New Nominee    N/A                Managing Partner, Park         116                Lee Enterprises
399 Park Avenue                                                  Avenue Equity Partners                            (print media),
Suite 3204                                                       (private equity) since                            WR Hambrecht +
New York, NY 10022                                               February 1999 (formerly                           Co. (financial
(62 years old)                                                   Founding partner,                                 service
                                                                 Development Capital LLC from                      provider) and
                                                                 November 1996 to February                         First Health
                                                                 1999).                                            (healthcare).

Joseph R. Palombo (2)(4)       New Nominee;   Vice President     Executive Vice President and   115                None
One Financial Center           Vice           since January      Chief Operating Officer of
Boston, MA 02111               President      2003               CMG since December 2001;
(50 years old)                                                   Director, Executive Vice
                                                                 President and Chief Operating
                                                                 Officer of the Adviser since
                                                                 April 2003; Vice President
                                                                 of the Columbia Funds since
                                                                 January 2003 (formerly Chief
                                                                 Operations Officer of
                                                                 Mutual Funds, Liberty
                                                                 Financial Companies, Inc.
                                                                 from August 2000 to
                                                                 November, 2001; Executive Vice
                                                                 President of Stein Roe &
                                                                 Farnham Incorporated
                                                                 (Stein Roe) from April 1999
                                                                 to April 2003; Director of
                                                                 Colonial Management
                                                                 Associates, Inc. (Colonial)
                                                                 from April 1999 to April 2003;
                                                                 Director of Stein Roe from
                                                                 September 2000 to April 2003);
                                                                 President of Liberty Funds
                                                                 and Galaxy Funds since
                                                                 February 2003

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                  FUND COMPLEX           OTHER
   NAME, ADDRESS AND AGE        POSITION(S)     TERM OF OFFICE      PRINCIPAL OCCUPATION(S)        OVERSEEN BY       DIRECTORSHIPS
                              HELD WITH FUNDS    AND LENGTH OF        DURING PAST 5 YEARS          TRUSTEE OR           HELD BY
                                                 TIME SERVED*                                        NOMINEE          TRUSTEE***

                                                                 (formerly Vice
                                                                 President from September 2002
                                                                 to February 2003); Manager
                                                                 of Stein Roe Floating Rate
                                                                 Limited Liability
                                                                 Company since October 2000
                                                                 (formerly Vice President of
                                                                 the Liberty Funds from
                                                                 April, 1999 to August 2000;
                                                                 Chief Operating Officer and
                                                                 Chief Compliance
                                                                 Officer, Putnam Mutual Funds
                                                                 from December 1993 to March
                                                                 1999).

There is no family relationship between any of the trustees or nominees listed above.

* Each trustee serves for an indefinite term until the date the trustee resigns, retires or is removed in accordance with the Bylaws of each Fund.

(1) Includes service as a director or trustee of the Columbia Funds (15 funds) and the Liberty Funds (85 funds).

(2) Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as director/trustee of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Adviser.

(3) Mr. Neuhauser and Mrs. Verville serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Adviser. Mr. Palombo is an interested director of the Columbia Management Hedge Fund, LLC.

(4) "Interested person" as defined by the 1940 Act. Mr. Mayer is an interested person because of his affiliation with WR Hambrecht + Co. WR Hambrecht + Co. is a registered broker-dealer and over the past six months the Trust has, from time to time, used WR Hambrecht + Co. to execute portfolio transactions. Mr. Palombo is an interested person as a director and officer of the Adviser and shareholder of the ultimate parent of the Adviser.

         Share Ownership. The following table sets forth the dollar range of shares owned by each trustee and nominee for trustee of the Trust as of June 30, 2003 of (i) each individual Fund and (ii) all of the funds in the Fund Complex:

DISINTERESTED TRUSTEES OR NOMINEES:
----------------------------------

              NAME OF FUND                   DOUGLAS A. HACKER       JANET LANGFORD KELLY        RICHARD W. LOWRY
CMG Strategic Equity Fund                           None                     None                      None
CMG Small Cap Fund                                  None                     None                      None
CMG Small/Mid Cap Fund                              None                     None                      None
CMG International Stock Fund                        None                     None                      None
CMG Short Term Bond Fund                            None                     None                      None
CMG High Yield Fund                                 None                     None                      None
CMG Fixed Income Securities Fund                    None                     None                      None
CMG Enhanced S&P 500 Fund                           None                     None                      None
CMG Small Cap Value Fund                            None                     None                      None
CMG Small Cap Growth Fund                           None                     None                      None
CMG Mid Cap Value Fund                              None                     None                      None
CMG Mid Cap Growth Fund                             None                     None                      None
[CMG Large Cap Value Fund]                          None                     None                      None
[CMG Large Cap Growth Fund]                         None                     None                      None
  AGGREGATE DOLLAR RANGE OF FUND SHARES
  IN FUNDS OVERSEEN BY

              NAME OF FUND                   DOUGLAS A. HACKER       JANET LANGFORD KELLY        RICHARD W. LOWRY

DIRECTOR OR NOMINEE IN FAMILY OF
INVESTMENT COMPANIES:                         $10,001-$50,000           $10,001-$50,000            OVER $100,000

              NAME OF FUND                          CHARLES R. NELSON                     JOHN J. NEUHAUSER
CMG Strategic Equity Fund                                 None                                  None
CMG Small Cap Fund                                        None                                  None
CMG Small/Mid Cap Fund                                    None                                  None
CMG International Stock Fund                              None                                  None
CMG Short Term Bond Fund                                  None                                  None
CMG High Yield Fund                                       None                                  None
CMG Fixed Income Securities Fund                          None                                  None
CMG Enhanced S&P 500 Fund                                 None                                  None
CMG Small Cap Value Fund                                  None                                  None
CMG Small Cap Growth Fund                                 None                                  None
CMG Mid Cap Value Fund                                    None                                  None
CMG Mid Cap Growth Fund                                   None                                  None
[CMG Large Cap Value Fund]                                None                                  None
[CMG Large Cap Growth Fund]                               None                                  None

  AGGREGATE DOLLAR RANGE OF FUND SHARES
  IN FUNDS OVERSEEN BY DIRECTOR OR
  NOMINEE IN FAMILY OF INVESTMENT
  COMPANIES:                                          OVER $100,000                         OVER $100,000


              NAME OF FUND                         PATRICK J. SIMPSON                     THOMAS E. STITZEL

CMG Strategic Equity Fund                                 None                                  None
CMG Small Cap Fund                                        None                                  None
CMG Small/Mid Cap Fund                                    None                                  None
CMG International Stock Fund                              None                                  None
CMG Short Term Bond Fund                                  None                                  None
CMG High Yield Fund                                       None                                  None
CMG Fixed Income Securities Fund                          None                                  None
CMG Enhanced S&P 500 Fund                                 None                                  None
CMG Small Cap Value Fund                                  None                                  None
CMG Small Cap Growth Fund                                 None                                  None
CMG Mid Cap Value Fund                                    None                                  None
CMG Mid Cap Growth Fund                                   None                                  None
[CMG Large Cap Value Fund]                                None                                  None
[CMG Large Cap Growth Fund]                               None                                  None

  AGGREGATE DOLLAR RANGE OF FUND SHARES
  IN FUNDS OVERSEEN BY DIRECTOR OR
  NOMINEE IN FAMILY OF INVESTMENT
  COMPANIES:                                         $10,001-$50,000                      $50,001-$100,000

              NAME OF FUND                   THOMAS C. THEOBALD      ANNE-LEE VERVILLE       RICHARD W. WOOLWORTH
CMG Strategic Equity Fund                           None                    None                     None
CMG Small Cap Fund                                  None                    None                     None
CMG Small/Mid Cap Fund                              None                    None                     None
CMG International Stock Fund                        None                    None                     None
CMG Short Term Bond Fund                            None                    None                     None
CMG High Yield Fund                                 None                    None                     None
CMG Fixed Income Securities Fund                    None                    None                     None
CMG Enhanced S&P 500 Fund                           None                    None                     None
CMG Small Cap Value Fund                            None                    None                     None
CMG Small Cap Growth Fund                           None                    None                     None
CMG Mid Cap Value Fund                              None                    None                     None

CMG Mid Cap Growth Fund                             None                    None                     None
[CMG Large Cap Value Fund]                          None                    None                     None
[CMG Large Cap Growth Fund]                         None                    None                     None

  AGGREGATE DOLLAR RANGE OF FUND SHARES
  IN FUNDS OVERSEEN BY DIRECTOR OR
  NOMINEE IN FAMILY OF INVESTMENT
  COMPANIES:                                    OVER $100,000              NONE*                $10,001-$50,000

INTERESTED NOMINEES:
-------------------

              NAME OF FUND                          WILLIAM E. MAYER                      JOSEPH A. PALOMBO
CMG Strategic Equity Fund                                 None                                  None
CMG Small Cap Fund                                        None                                  None
CMG Small/Mid Cap Fund                                    None                                  None
CMG International Stock Fund                              None                                  None
CMG Short Term Bond Fund                                  None                                  None
CMG High Yield Fund                                       None                                  None
CMG Fixed Income Securities Fund                          None                                  None
CMG Enhanced S&P 500 Fund                                 None                                  None
CMG Small Cap Value Fund                                  None                                  None
CMG Small Cap Growth Fund                                 None                                  None
CMG Mid Cap Value Fund                                    None                                  None
CMG Mid Cap Growth Fund                                   None                                  None
[CMG Large Cap Value Fund]                                None                                  None
[CMG Large Cap Growth Fund]                               None                                  None

  AGGREGATE DOLLAR RANGE OF FUND SHARES
  IN FUNDS OVERSEEN BY DIRECTOR OR
  NOMINEE IN FAMILY OF INVESTMENT
  COMPANIES:                                          OVER $100,000                           $1-10,000

* Because Ms. Verville's share ownership in the Liberty Funds is held through her deferred compensation plan, her ownership is not required to be disclosed.

         As of July 31, 2003, none of the disinterested trustees or nominees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

COMPENSATION OF TRUSTEES

         Each disinterested director receives an annual aggregate fee of $30,000 for his services as a director of the Columbia Funds and trustee of the CMG Fund Trust, plus an additional $4,000 for each regular board meeting attended and $1,000 for each special board meeting attended, and is reimbursed for expenses incurred in attending all meetings. Each disinterested trustee also receives $500 for each board committee meeting in which the trustee participates. Each disinterested trustee serving on the Audit Committee (other than any chairman of the Audit Committee) is entitled to an additional annual aggregate fee in the amount of $1,000 for his services in this capacity, and any chairman of the Audit Committee is entitled to an additional aggregate fee in the amount of $2,000. None of the trustees receives any form of pension or retirement benefit compensation from the Funds. One-third of the foregoing trustees' fees and expenses are allocated equally among the Columbia Funds and the portfolios of the CMG Fund Trust, and the remaining trustees' fees and expenses are allocated in proportion to each fund's average daily net assets for the preceding fiscal quarter. The following table sets forth compensation received by each Fund's trustees for the fiscal year ended October 31,2002 who are standing for reelection. No officer of the Funds received any compensation from the Funds in 2002. Upon approval of Proposal No. 1, the new boards will set the compensation levels of the Liberty Fund's and the Columbia Fund's boards of directors/trustees. (For the current fiscal year, a trustee of the Liberty Funds is paid, in the aggregate, approximately $ _____________. The combined amount of compensation paid to the Board will be more than the amount of compensation received now. However, it is expected that the Trust will pay less on a pro rata basis.

   AGGREGATE COMPENSATION FROM FUND         PATRICK J. SIMPSON      RICHARD L. WOOLWORTH      CHARLES R. NELSON
---------------------------------------- ------------------------- ---------------------- ------------------------
CMG Strategic Equity Fund                           $ 1,167                  $ 1,167                 $ 0
CMG Small Cap Fund                                    1,817                    1,817                 $ 0
CMG Small/Mid Cap Fund                                  972                      972                 $ 0
CMG International Stock Fund                            814                      814                 $ 0
CMG Short Term Bond Fund                              1,274                    1,274                 $ 0
CMG High Yield Fund                                   2,053                    2,053                 $ 0
CMG Fixed Income Securities Fund                        832                      832                 $ 0
CMG Enhanced S&P 500 Fund                           $     0                  $     0                 $ 0
CMG Small Cap Value Fund                            $     0                  $     0                 $ 0
CMG Small Cap Growth Fund                           $     0                  $     0                 $ 0
CMG Mid Cap Value Fund                              $     0                  $     0                 $ 0
CMG Mid Cap Growth Fund                             $     0                  $     0                 $ 0
[CMG Large Cap Value Fund]                          $     0                  $     0                 $ 0
[CMG Large Cap Growth Fund]                         $     0                  $     0                 $ 0


  TOTAL COMPENSATION FROM                           $57,000                  $57,000            $120,182
  FUND COMPLEX(1)(2)

(1) These amounts reflect the total compensation paid to each trustee for his service (i) as a trustee of the Trust for the fiscal year ended October 31, 2002 and (ii) as a director of the 15 Columbia Funds for the calendar year ended December 31, 2002, which is the most recently completed fiscal year for each of the Columbia Funds. The CMG Enhanced S&P 500, Small Cap Value, Small Cap Growth, Mid Cap Value, Mid Cap Growth, Large Cap Value, and Large Cap Growth Funds were not in existence as of October 31, 2002. Mr. Nelson was elected as a trustee of each of the Columbia Funds in July 2002. Mr. Nelson was elected as a trustee of CMG Fund Trust on January 27, 2003 and received no compensation from CMG Fund Trust in 2002. Messrs. Woolworth and Simpson did not receive compensation from any of the Liberty Funds in 2002.

(2) Mr. Nelson's total compensation includes compensation for his service in 2002 as an independent trustee of Liberty Funds.


                                  REQUIRED VOTE

         If a quorum of shareholders is present for a Fund at the Special Meeting, the twelve nominees for election as trustees who receive the greatest number of votes cast at the Special Meeting will be elected trustees of the Fund. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all nominees named herein. The shareholders of the all the Funds will vote together as a single group for electing the trustees. If the nominees are not approved by shareholders, the Board will consider what further action should be taken.

         THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES UNDER PROPOSAL 1.


                INFORMATION ON THE FUNDS' INDEPENDENT ACCOUNTANTS

         The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser.

         The Board of Trustees, including a majority of the independent trustees, has selected PricewaterhouseCoopers LLP to be the Trust's independent public accountants to audit and certify each Fund's financial statements for the fiscal year ended July 31, 2003.

         The independent accountants examine annual financial statements for the Funds and provide other non-audit and tax-related services to the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         PricewaterhouseCoopers LLP has no direct or material indirect financial interest in any Fund or in the Adviser, other than receipt of fees for services to the Funds. PricewaterhouseCoopers LLP or one of its predecessors has been the independent public accountants for the Trust since 1993.

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

         Audit Fees. For the fiscal year ended October 31, 2002, the approximate fee for professional services rendered for the audit of the annual financial statements of each of the Funds was as follows:


         FUND NAME                                           2002
         CMG Strategic Equity Fund                           $
         CMG Small/Mid Cap Fund                              $
         CMG Small Cap Fund                                  $
         CMG International Stock Fund                        $
         CMG Short Term Bond Fund                            $
         CMG Fixed Income Securities Fund                    $
         CMG High Yield Fund                                 $
         CMG Enhanced S&P 500 Fund                           $0
         CMG Small Cap Value Fund                            $0
         CMG Small Cap Growth Fund                           $0
         CMG Mid Cap Value Fund                              $0
         CMG Mid Cap Growth Fund                             $0
         [CMG Large Cap Value Fund]                          $0
         [CMG Large Cap Growth Fund]                         $0
         TOTAL AUDIT FEES                                    $


         Audit-Related Fees. For the fiscal year ended October 31, 2002, PricewaterhouseCoopers was paid approximately $_________ for assurance and related services in connection with its performance of each audit. These services related to the review of SEC filings and certain procedures performed relating to fund mergers.

         Tax Fees. For the fiscal year ended October 31, 2002,
PricewaterhouseCoopers LLP was paid approximately $____________ for tax-related services rendered to the Funds. These amounts include services for tax reporting and documentation, tax compliance and tax advice.

         All Other Fees. For the fiscal year ended October 31, 2002, PricewaterhouseCoopers LLP was paid approximately $____________ for all other services rendered to the Funds. These services included non-audit procedures performed upon the conversion of the Funds' accounting system. In addition, for the fiscal year ended October 31, 2002, PricewaterhouseCoopers LLP was paid approximately $______________ for all other non-audit services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds. These fees primarily relate to the audits of the Funds' Adviser and distributor and required internal control reports for the Funds' transfer agent. The Funds changed their transfer agent and distributor and the fees paid by those additional entities are included above.

         Audit Committee's Pre-Approval Policies and Procedures. The Trust's Audit Committee adopted a Policy for Engagement of Independent Auditors For Audit and Non-Audit Services on July 30, 2003

(the "Policy") which establishes the policies and procedures for pre-approval of audit and non-audit services provided to any Fund, its Adviser and certain of its Adviser's affiliates by the Trust's independent auditors. The Policy uses a combination of specific and general pre-approval procedures.

         On a yearly basis, at a regularly scheduled meeting of the Audit Committee, each Fund's Chief Financial Officer or Treasurer submits to the committee schedules of the types of services to be provided for the next fiscal year that are subject to general pre-approval. The schedules provide a description of each type of service that is subject to general pre-approval and, where possible, fee caps for each service. The Audit Committee then reviews and approves the types of services to be provided for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time.

         If, subsequent to the approval of the schedules of pre-approved services, a Fund or Adviser determines that it would like to the engage the independent auditors to perform a service not included on the pre-approved schedule, the Fund will need specific approval. The Fund's management is required to provide the Audit Committee a written explanation detailing the proposed engagement and why the work is being proposed to be performed by the independent auditor. The Fund's Chief Financial Officer or Treasurer is required to arrange for a discussion of the proposed service at the next scheduled Audit Committee meeting. In the event timing for the project is critical and needs to be considered before the next meeting of the Audit Committee, a pre-designated committee member may approve or deny the request on behalf of the Audit Committee. In the pre-designated member's discretion, a special meeting of the Audit Committee may be called to consider the proposal. In any case, the independent auditor may not commence any such project unless and until specific approval has been given.

         Because the Audit Committee's pre-approval policies and procedures were implemented after the completion of the audit for the last fiscal year, none of the non-audit fees described above was pre-approved by the Audit Committee. The Adviser and Trust's Audit Committee considered whether these non-audit services rendered by PricewaterhouseCoopers LLP were compatible with maintaining the independence of PricewaterhouseCoopers LLP in its audit of the Funds. PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Trust's Audit Committee in a letter dated April 22, 2003 that they are independent accountants (within the meaning of federal securities laws) with respect to the Fund.

                         EXECUTIVE OFFICERS OF THE TRUST

         The officers of the Trust are listed below, together with their addresses, ages and principal business occupations. The officers hold office indefinitely, except that any officer may resign or may be removed by a vote of a majority of the directors at any regular meeting or special meeting of the directors. All officers are "interested persons" as defined by the 1940 Act and receive no fees or salaries from any of the Funds in the Trust. Unless stated otherwise, the business address of each officer is 1300 SW Sixth Avenue, Portland, Oregon 97201.

                                    POSITION(S)
                                     HELD WITH       LENGTH OF TIME
          NAME AND AGE                FUNDS              SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------- --------------- --------------------- ------------------------------------------------
J. Kevin Connaughton (38)         Chief           Since December 2002   Treasurer of Liberty Funds, Liberty All-Star
245 Summer Street                 Financial                             Funds, Stein Roe Funds and Galaxy Funds;
Boston, MA 02110                  Officer                               Senior Vice President of Liberty Funds Group
                                                                        LLC. Prior to his current positions, Mr.
                                                                        Connaughton was Controller of Liberty Funds,
                                                                        Liberty All-Star Funds and Stein Roe Funds; Vice
                                                                        President of Liberty Funds Group LLC and
                                                                        Colonial Management Associates, Inc.; Senior Tax
                                                                        Manager, Coopers & Lybrand LLP.

Jeff B. Curtis (49)               President and   3 Years               Managing Director, Executive Vice President
                                  Assistant                             and Chief Operating Officer-West Coast of the
                                  Secretary                             Adviser.  Prior to his current positions with
                                                                        the Adviser, Mr. Curtis was President, Senior
                                                                        Vice President and General Counsel of the
                                                                        Adviser.  Mr. Curtis is also currently the
                                                                        President of Columbia Trust Company and
                                                                        Columbia Financial Center Incorporated,
                                                                        affiliates of the Adviser.


Richard J. Johnson (45)           Chief           Since January 2003    Head of Equities/Portland and Senior Vice
                                  Investment                            President of the Adviser; Chief Investment
                                  Officer and                           Officer and Senior Vice President of Columbia
                                  Senior Vice                           Trust Company.  Prior to his current positions
                                  President                             with the Adviser, Mr. Johnson was Chief
                                                                        Investment Officer and Vice President of the
                                                                        Adviser.


Joseph A. Palombo (50)            Vice President  Since January 2003    Chief Operating Officer of Columbia Management
One Financial Center                                                    Group, Inc. (the parent of the Adviser) since
Boston, MA 02111                                                        December 2001; Director, Executive Vice
                                                                        President and Chief Operating Officer of the
                                                                        Adviser since April 2003; (formerly Chief
                                                                        Operations Officer of Mutual Funds, Liberty
                                                                        Financial Companies, Inc. from August 2000 to
                                                                        November, 2001; Executive Vice President of
                                                                        Stein Roe & Farnham Incorporated (Stein Roe)
                                                                        from April 1999 to April 2003; Director of
                                                                        Colonial Management Associates, Inc. from April
                                                                        1999 to April 2003; Director of Stein Roe from
                                                                        September 2000 to April 2003); President of
                                                                        Liberty Funds since February 2003; Manager of
                                                                        Stein Roe Floating Rate Limited Liability
                                                                        Company since October 2000 (formerly Vice
                                                                        President of Liberty Funds from April, 1999 to
                                                                        August 2000; Chief Operating Officer and Chief
                                                                        Compliance Officer, Putnam Mutual Funds from
                                                                        December 1993 to March 1999).

Mark A. Wentzien (43)             Secretary       3 Years               Vice President of the Adviser.  Prior to his
                                                                        current positions, Mr. Wentzien was Associate
                                                                        Counsel of the Adviser.

                             ADDITIONAL INFORMATION

         The transfer and dividend crediting agent for the Funds is Liberty Funds Services, Inc., One Financial Center, Boston, Massachusetts 02111.

         State Street Bank & Trust Co., Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1724, acts as general custodian for assets of the Trust, including custody of foreign securities acquired by those Funds that invest in foreign securities.

         The Adviser is the Funds' administrator.

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING
                            AND SHAREHOLDER PROPOSALS

         Although the Notice of Special Meeting of Shareholders provides for the transaction of any other business that properly comes before the meeting, the Board has no knowledge of any matters to be presented at the meeting other than the matters described in this Proxy Statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

         The Trust's Bylaws do not require it or any Fund to hold an annual meeting of shareholders. A Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of, among other matters, new investment advisory contracts or changes in the Fund's fundamental policies, such as its investment objective or investment restrictions.

         Because the Trust does not hold regular meetings of the Funds' shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to submit a proposal for consideration at a meeting of shareholders must deliver notice of the proposal within a reasonable time before the Trust mails its proxy materials. As of _______________, 2002, the Trust had not received any shareholder proposals and thus none is included in these proxy materials.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXY CARDS IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTER INSTRUCTION INSERT.

                               By Order of the Board of Trustees,



                                                 Mark A. Wentzien
                                                 Secretary

Portland, Oregon
____________________, 2003

This proxy is solicited on behalf of the Board of Trustees of the Trust. The Trust's Board of Trustees recommends that you vote IN FAVOR of the Proposal. This proxy will be voted in accordance with the shareholder's best judgment in any other matter. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED "FOR" EACH ITEM BELOW. PLEASE MARK VOTES AS IN THIS EXAMPLE:

1. Election of Trustees: To elect 12 trustees to the Trust:

   01. Douglas A. Hacker    02. Janet Langford Kelly   03. Richard L. Lowry
   04. William E. Mayer     05. Charles R. Nelson      06. John J. Neuhauser
   07. Joseph A. Palombo    08. Patrick J. Simpson     09. Thomas E. Stitzel
   10. Thomas C. Theobald   11. Anne-Lee Verville      12. Richard W. Woolworth

                FOR             WITHHOLD                FOR ALL
                ALL               ALL                   EXCEPT

                [ ]               [ ]                     [ ]

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   ---------------------------------------------

                                   Note: Please sign exactly as your name
                                   appears on this proxy card. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If the shareholder is a partner, please sign in the partnership's name.



                                   ---------------------------------------------
                                   Signature


                                   ---------------------------------------------
                                   Signature (if held jointly)


                                   ---------------------------------------------
                                   Date

                              PLEASE VOTE PROMPTLY

Your vote is important, no matter how many share you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates: you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jeff B. Curtis, and Mark A. Wentzien proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held in Portland, Oregon, on Tuesday, October 7, 2003, and at any adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before this meeting.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

                                                                       EXHIBIT A

                       PRINCIPAL SHAREHOLDERS OF THE FUNDS

         At August [__], 2003, the nominees, officers and trustees of the Trust, as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund.

         At August [__], 2003, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:


CMG SMALL CAP FUND

NAME AND ADDRESS                        SHARES OWNED OF RECORD AT_________, 2003
----------------                        ----------------------------------------






CMG SMALL/MID CAP FUND

NAME AND ADDRESS                        SHARES OWNED OF RECORD AT         , 2003
----------------                        ----------------------------------------






CMG INTERNATIONAL STOCK FUND

NAME AND ADDRESS                        SHARES OWNED OF RECORD AT         , 2003
----------------                        ----------------------------------------






CMG STRATEGIC EQUITY FUND

NAME AND ADDRESS                        SHARES OWNED OF RECORD AT         , 2003
----------------                        ----------------------------------------

CMG SHORT TERM BOND FUND
NAME AND ADDRESS                        SHARES OWNED OF RECORD AT         , 2003
----------------                        ----------------------------------------




CMG FIXED INCOME SECURITIES FUND

NAME AND ADDRESS                        SHARES OWNED OF RECORD AT         , 2003
----------------                        ----------------------------------------



CMG HIGH YIELD FUND

NAME AND ADDRESS                        SHARES OWNED OF RECORD AT         , 2003
----------------                        ----------------------------------------



CMG ENHANCED S&P 500 FUND

NAME AND ADDRESS                        SHARES OWNED OF RECORD AT         , 2003
----------------                        ----------------------------------------



CMG SMALL CAP VALUE FUND

NAME AND ADDRESS                        SHARES OWNED OF RECORD AT         , 2003
----------------                        ----------------------------------------



CMG SMALL CAP GROWTH FUND

NAME AND ADDRESS                        SHARES OWNED OF RECORD AT         , 2003
----------------                        ----------------------------------------



CMG MID CAP VALUE FUND

NAME AND ADDRESS                        SHARES OWNED OF RECORD AT         , 2003
----------------                        ----------------------------------------



CMG MID CAP GROWTH FUND

NAME AND ADDRESS                        SHARES OWNED OF RECORD AT         , 2003
----------------                        ----------------------------------------



[CMG LARGE CAP VALUE FUND]

NAME AND ADDRESS                        SHARES OWNED OF RECORD AT         , 2003
----------------                        ----------------------------------------



[CMG LARGE CAP GROWTH FUND]

NAME AND ADDRESS                        SHARES OWNED OF RECORD AT         , 2003
----------------                        ----------------------------------------





                                      A-2